UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.______)

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

WidePoint Corporation
(Name of Registrant as Specified in its Charter)

_______________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

April 29, 2024

To Our Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of WidePoint Corporation, which will convene at 10:00 a.m., EST, on Friday, June 14, 2024. To allow all of our stockholders to participate, we will have a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2024.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. As we have done in the past, we are taking advantage of the Securities and Exchange Commission's rule that allows companies to provide proxy materials for the annual meeting via the Internet to registered stockholders. The accompanying notice of meeting and proxy statement describe the matters to be voted on at the meeting.

YOUR VOTE IS IMPORTANT. We encourage you to read the proxy statement and vote your shares as soon as possible. We ask that you vote your shares via the Internet or by telephone, as instructed on the Notice of Internet Availability of Proxy Materials or as instructed on the accompanying proxy. If you received or requested a copy of the proxy card by mail, you may submit your vote by completing, signing, dating and returning the proxy card by mail. You may also participate in the annual meeting online and vote your shares electronically. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges. Please vote your shares as soon as possible. This is your Annual Meeting and your participation is important.

Sincerely,

Jin Kang
Chief Executive Officer

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WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

The 2024 Annual Meeting of Stockholders of WidePoint Corporation will convene at 10:00 a.m., EST, on Friday , June 14, 2024. To allow all of our stockholders to participate, we will have a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2024.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. The accompanying notice of meeting and proxy statement describe the following matters described in the accompanying proxy statement:

•	To elect one director nominee named in the attached proxy statement as a Class III director to serve for a three-year period until the Annual Meeting of Stockholders in the year 2027;

•	To ratify the selection of Moss Adams LLP as the Company’s independent accountants; and

•	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 22, 2024 are entitled to receive notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

Jin Kang
Chief Executive Officer

April 29, 2024

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WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WidePoint Corporation, a Delaware corporation (referred to herein as “WidePoint,” the “Company,” “we” or “our”), of proxies of stockholders to be voted at the 2024 WidePoint Annual Meeting of Stockholders to be held at 10:00 a.m., EST, on Friday, June 14, 2024 and any and all adjournments thereof. This year's annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2024.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. Any stockholder executing a proxy retains the right to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company.

This Proxy Statement and the accompanying proxy are first being sent to stockholders of the Company on or about April 29, 2024.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

In accordance with regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we may now furnish these materials by mail or e-mail. On or about April 29, 2024, we mailed to our stockholders who have not previously requested to receive these materials by mail or e-mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and to vote online. The Notice instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you received the Notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions for requesting these materials included in the Notice.

VOTING PROCEDURES AND SECURITIES

Your Vote is Very Important

Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible. You may submit your vote by completing, signing, dating and returning the proxy card by mail. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges.

Vote Required, Abstentions and Broker Non-Votes

Shares of WidePoint common stock represented by proxy will be voted according to the instructions, if any, given in the proxy. Unless otherwise instructed, the person or persons named in the proxy will vote (1) FOR the election of the nominee for director listed herein (or a substitute in the event the nominee is unavailable for election); (2) FOR the ratification of the selection of Moss Adams LLP as the independent accountants for the Company for the current fiscal year; and (3) in their discretion, with respect to such other business as may properly come before the meeting. The Board of Directors has designated Jin Kang and Jason Holloway, and each or any of them, as proxies to vote the shares of common stock solicited on its behalf.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed by the Company for the meeting. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock of the Company entitled to vote are present at the Annual Meeting in person or by proxy. A director is elected by a plurality of the votes cast at the Annual Meeting, which means that the nominees who receive the highest number of properly executed votes will be elected as a director, even if the nominee did not receive a majority of the votes cast. The approval of the ratification of the appointment of Moss Adams LLP as the Company’s independent accountants requires the affirmative vote of the majority of the votes present, in person or by proxy, and voting at the Annual Meeting.

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The inspector of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Your broker, bank or other nominee is permitted to vote your shares on the ratification of the appointment of Moss Adams LLP as our independent auditor without receiving voting instructions from you. All other items are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on any proposal other than the appointment of Moss Adams LLP will not be permitted to vote such shares for any other matters at the Annual Meeting. These "broker non-votes" will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of any of the proposals because in tabulating the voting results, shares that constitute broker non-votes are not considered votes cast on that proposal.

The cost of soliciting proxies will be borne by the Company. Certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Shares Outstanding

As of April 22, 2024, the record date for determining stockholders entitled to vote at the Annual Meeting, a total of 9,559,995 shares of common stock of the Company, par value $0.001 per share, which is the only class of voting securities of the Company, were issued and outstanding. All holders of record of the common stock as of the close of business on April 22, 2024, are entitled to one vote for each share held when voting at the Annual Meeting, or any adjournment thereof, upon the matters listed in the Notice of Annual Meeting. Cumulative voting is not permitted.

Other Business

The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

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PROPOSAL ONE – ELECTION OF DIRECTORS

The Company’s Board is classified into three classes of directors, with one class of directors being elected at each annual meeting of stockholders of the Company to serve for a term of three years or until the earlier expiration of the term of their class of directors or until their successors are elected and take office as provided below. To maintain the staggered terms of election of directors, stockholders of the Company are voting upon the election of one director nominee as a Class III director to serve for a three-year period until the Annual Meeting of Stockholders in the year 2027. The director nominee is currently serving as a director.

The Bylaws of the Company provide that the Board will determine the number of directors to serve on the Board. The Company’s Board presently consists of four members (two Class I directors, one Class II director and one Class III director) with no vacancies.

Proxies will be voted at the Annual Meeting, unless authority is withheld, FOR the election of the person named below. The Company does not contemplate that the person named below will be unable or will decline to serve; however, if the nominee is unable or declines to serve, the persons named in the accompanying proxy will vote for a substitute in their discretion.

Class III Director Nominee For a Term That Will Expire at the 2027 Annual Meeting of Stockholders:

 John Fitzgerald, age70 has served as an independent director since his appointment in June 2021. Mr. Fitzgerald has had a successful 40-year plus career in various key financial leadership roles in several industries, including advance innovation technology businesses, manufacturing, and service companies. Most recently, he was the Executive Vice President and Chief Financial Officer for LGS Innovations, LLC from July 2014 until April 2018. Previously, Mr. Fitzgerald was ManTech International Corporation’s Senior Vice President of Finance and Principal Accounting Officer from 2004 to 2012. He was Vice President and Chief Accounting Officer for DynCorp from 1997 to 2003. Prior to that, he was Vice President and Controller at Litton/PRC Inc. from 1992 to 1997. Mr. Fitzgerald has also held various senior financial positions including Chief Financial Officer at other businesses. He has many years of financial management experience in public and government contracting companies. Mr. Fitzgerald has broad and deep experience in financial reporting, mergers, acquisitions, divestitures, reorganization, strategic planning, and others key areas. Mr. Fitzgerald started his career at public accounting firm Ernst & Young. He graduated from the University of Maryland in Business Administration and Accounting. Mr. Fitzgerald brings to the Board extensive knowledge of accounting and financial management experience. This experience, as well as his independence from the Company, led the Board to conclude that he should serve as a director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU

VOTE FOR THE ELECTION OF THE ABOVE NOMINEE AS

A DIRECTOR OF THE COMPANY

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Directors Not Being Elected in 2024:

The directors whose terms are not expiring this year are listed below. They will continue to serve as directors for the remainder of their terms or until their respective successors are elected and qualified, or until their earlier death, resignation or removal. Information regarding each of such directors is provided below.

Name	Age	Position	Board Class
Julie A. Bowen	58	Director	Class I (term expiring 2025)
Philip Garfinkle	63	Director, Chairman of the Board,	Class II (term expiring 2026)
Jin Kang	59	Director	Class I (term expiring 2025)

Julia A. Bowen has served as a director since her appointment on February 9, 2019 pursuant to a prior appointment and standstill agreement with Nokomis Capital L.L.C. Ms. Bowen is currently senior Vice President, operations, outreach, Chief Legal Officer and corporate secretary, interim Vice President, Aviation for The MITRE Corporation, where she advises on all legal matters, including cybersecurity, contracting, international and global presence, intellectual property, HR, and national security. Previously, Bowen held several senior positions in the private sector, including chief legal counsel of DHL Global Mail, vice president, general counsel and secretary of QuadraMed Corporation, and vice president, general counsel and secretary of TREEV. Bowen is an active member of industry, academic and professional groups, including the Northern Virginia Technology Council and the Association of Corporate Counsel. She also serves on the Advisory Board of Manetu, Inc. Ms. Bowen graduated from The Catholic University of America, where she received her bachelor’s and law degrees. She is admitted to the bars of Maryland, the District of Columbia and Virginia.  Ms. Bowen brings to the Board extensive knowledge of legal, corporate governance, government contracting, and government relations. This experience, as well as her independence from the Company, led the Board to conclude that she should serve as a director of the Company.

Phil Garfinkle has served as an independent director since his appointment on June 18, 2020. Mr. Garfinkle is a successful technology visionary, bringing a wealth of experience as an entrepreneur, inventor, CEO, and deal maker, with a focus on emerging technologies. He is a five-time successful entrepreneur and has been the senior operating manager in many successful organizations. Mr. Garfinkle is currently Managing Director of Navig8 USA, Senior Managing Partner at Planet Cotton, and Senior Managing partner at Anchors Away Travel.  He also serves as an Economic Evaluator for the MIPS program in the state of Maryland. He possesses a unique blend of technological and business acumen to guide business on a path to success. He was a co-founder of Yazam, an Israeli / global Venture Capital / Merchant Banking organization, which he sold to US Technologies. He also founded PhotoNet Japan, which went public in 2002, PictureVision (Chairman, CEO, and President), which he led the sale to Kodak, where he also served as a Senior Executive. PictureVision pioneered online photo processing, sharing, and printing services. He established alliances with AOL for “You’ve Got Pictures,” Sony’s ImageStation, Adobe, and many other major product lines. PictureVision was known for its excellence in engineering which he multi-located globally. Mr. Garfinkle has also served as Chairman of Johns Hopkins Technology Advisory Board, focused on technology transfer from academia to the commercial sector. Mr. Garfinkle brings to the Board extensive knowledge of technology and entrepreneurial experience. This experience, as well as his independence from the Company, led the Board to conclude that he should serve as a director of the Company.

Jin Kang has served as a director and as our Chief Executive Officer and President since his appointment on July 5, 2017. Prior to his appointment as Chief Executive Officer and President of the Company, Mr. Kang served as Executive Vice President and Chief Operations Officer of WidePoint since June 30, 2012. Mr. Kang has also served as the Chief Executive Officer and President of WidePoint Integrated Solutions Corp., a wholly-owned subsidiary of the Company, since our acquisition of WidePoint Integrated Solutions Corp. formerly, iSYS, LLC on January 4, 2008. Mr. Kang founded WidePoint Integrated Solutions Corp. in 1999 and has managed the company since its inception. Mr. Kang has over 38 years of professional experience in both public and private sectors. Prior to founding, iSYS, LLC (now WidePoint Integrated Solutions Corp.), Mr. Kang held various senior management positions at large technology companies to include, Northrop Grumman, Science Applications International Corporation (SAIC), ManTech, and Atlantic Research Corporation. Mr. Kang managed marquee contracts for the federal government such as the Combined DNA Index System (CODIS) for the Federal Bureau of Investigation and Defense Medical Information Systems/Systems Integration, Design Development, Operations and Maintenance Services (D/SIDDOMS). Mr. Kang also served on the McDaniel College’s Board of Trustees. Mr. Kang received a Bachelor and Master’s Degrees in Computer Science and Computer Systems Management from the University of Maryland.  Mr. Kang brings to the Board years of experience in the Federal Government Information Technology Services field. This experience, as well as his experience with the Company, led the Board to conclude that he should serve as a director of the Company.

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BOARD MEETINGS – COMMITTEES OF THE BOARD

The Board of Directors held six (6) meetings during 2023. During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which each such director served.  The Board currently has the following standing Committees: Audit; Corporate Governance and Nominating and Compensation. The current composition of the Board of directors and standing committees of the Board of Directors is summarized below:

				Corporate
				Governance and
			Audit	Nominating	Compensation
Name	Board Class	Term End	Committee	Committee	Committee

Philip Garfinkle*	II	2026	X	X *	X
John Fitzgerald (assuming appointment)	III	2027	X *	X	X
Julia A. Bowen	I	2025	X	X	X *
Jin Kang**	I	2025
_______________
* Individual holds the chairperson position.
** Individual is not an independent member of the board of directors.

The Audit, Corporate Governance and Nominating, and Compensation Committees consist entirely of independent, non-employee directors in accordance with the listing standards of the NYSE American. Membership and principal responsibilities of the Board’s Committees are described below. Each Committee of the Board has adopted a charter and each such charter is available free of charge on our website, www.widepoint.com, or by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary.

Audit Committee

The Audit Committee met four (4) times in 2023. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The primary functions of the Audit Committee are to: appoint (subject to stockholder approval), and be directly responsible for the compensation, retention and oversight of, the firm that will serve as the Company’s independent accountants to audit our financial statements and to perform services related to the audit (including the resolution of disagreements between management and the independent accountants regarding financial reporting); review the scope and results of the audit with the independent accountants; review with management and the independent accountants, prior to the filing thereof, the annual and interim financial results (including Management’s Discussion and Analysis) to be included in our Forms 10-K and 10-Q, respectively; consider the adequacy and effectiveness of our internal accounting controls and auditing procedures; review, approve and thereby establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; review and approve related person transactions in accordance with the policies and procedures of the Company; and consider the accountants’ independence and establish policies and procedures for pre-approval of all audit and non-audit services provided to WidePoint by the independent accountants who audit its financial statements. At each meeting, Audit Committee members may meet privately with representatives of Moss Adams LLP, our independent accountants, and with the Company’s Chief Financial Officer.

The Board has determined that each member of the Audit Committee meet the definition of "independent director" for purposes of serving on an audit committee under applicable rules of the Securities and Exchange Commission and the listing standards of the NYSE American. In addition, the Board has determined that Mr. Fitzgerald satisfies the “financially sophisticated” requirements set forth in the NYSE American Company Guide, and has designated Mr. Fitzgerald as the “audit committee financial expert,” as such term is defined in the rules and regulations of the SEC.

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Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee met one (1) time in 2023. The primary functions of this Committee are to: identify individuals qualified to become Board members and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders; review annually and recommend changes to the Company’s Corporate Governance Guidelines; lead the Board in its annual review of the performance of the Board and its committees; review policies and make recommendations to the Board concerning the size and composition of the Board, the qualifications and criteria for election to the Board, retirement from the Board, compensation and benefits of non-employee directors, the conduct of business between WidePoint and any person or entity affiliated with a director, and the structure and composition of the Board’s Committees; review the Company’s policies and programs relating to compliance with its Code of Business Conduct, overseeing the management of risks inherent in the operation of our business, including cybersecurity, and such other matters as may be brought to the attention of the Committee regarding WidePoint’s role as a responsible corporate citizen. See “Identification and Evaluation of Director Candidates” and “Director Compensation” in this proxy statement.

Compensation Committee

The Compensation Committee met three (3) times in 2023. The primary functions of the Compensation Committee are to: evaluate and approve executive compensation plans, policies and programs, including review of relevant corporate and individual goals and objectives, as submitted by the Chief Executive Officer; evaluate the Chief Executive Officer’s performance relative to established goals and objectives and, together with the other independent directors, determine and approve the Chief Executive Officer’s compensation level based on this evaluation; review and approve the annual salary and other remuneration of all other officers; review the management development program, including executive succession plans; review with management, prior to the filing thereof, the executive compensation disclosure included in this proxy statement; recommend individuals for election as officers; and review or take such other action as may be required in connection with the bonus, stock and other benefit plans of WidePoint and its subsidiaries.

DIRECTOR INDEPENDENCE

The listing standards of the NYSE American require that our Board be comprised of a majority of "independent directors" and that the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee each be comprised solely of "independent directors," as defined under the listing standards of the NYSE American.

The Company’s Corporate Governance and Nominating Committee conducts an annual review of the independence of the members of the Board and its Committees and reports its findings to the full Board of Directors. Based on the report and recommendation of the Corporate Governance Committee, the Board has determined that each of the Company’s non-employee directors and the director nominee each satisfy the independence criteria set forth in the listing standards of the NYSE American and Securities and Exchange Commission rules.

IDENTIFICATION AND EVALUATION OF DIRECTOR CANDIDATES

The Corporate Governance and Nominating Committee is charged with seeking individuals qualified to become directors and recommending candidates for all directorships to the full Board of Directors. The Committee considers director candidates in anticipation of upcoming director elections and other potential or expected Board vacancies.

The Committee considers director candidates suggested by members of the Committee, other directors, senior management and stockholders.

Director candidates are reviewed by the Committee based on the needs of the Board and the Company’s various constituencies, their relative skills, characteristics and age, and against the following qualities and skills that are considered desirable for Board membership: exemplification of the highest standards of personal and professional integrity; independence from management under applicable securities laws, listing standards, and the Company’s Corporate Governance Principles; experience and industry and educational background; potential contribution to the composition, diversity and culture of the Board; and ability and willingness to constructively challenge management through active participation in Board and committee meetings and to otherwise devote sufficient time to Board duties.

The Committee’s charter includes diversity as one of the criteria used to evaluate director candidates. The Corporate Governance and Nominating Committee may consider diversity in its broadest sense when evaluating candidates. Though we do not have a formal policy regarding how diversity will be considered in identifying potential director nominees, our Corporate Governance Guidelines direct that the evaluation of nominees should include (but not be limited to) an assessment of whether a nominee would provide the Board with a diversity of viewpoints, backgrounds, experiences, and other demographics.

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In evaluating the needs of the Board, the Committee considers the qualifications of sitting directors and consults with other members of the Board, the Chief Executive Officer and other members of senior management. All recommended candidates must possess the requisite personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in, and contribute to, Board and committee meetings. Additionally, the Committee conducts regular reviews of current directors whose terms are nearing expiration, but who may be proposed for re-election, in light of the considerations described above and their past contributions to the Board.

Although the Committee has not formulated any specific minimum qualifications that the Committee believes must be met by a nominee that the Committee recommends to the Board, the factors it will take into account will include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. There will be no differences between the manner in which the Committee evaluates a nominee recommended by a stockholder and the manner in which the Committee evaluates nominees recommended by other persons.

PROCESS FOR COMMUNICATING WITH BOARD MEMBERS

Interested parties may communicate directly with the Board, or the presiding director for an upcoming meeting or the non-employee directors as a group, by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary. Communications may also be sent to individual directors at the above address.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The Company has adopted a policy that each director should attempt to attend and/or be available via online access or phone for each Annual Meeting of Stockholders. All members of the Board attended last year’s Annual Meeting of Stockholders virtually.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate. Our board reserves the right to assign the responsibilities of the Chief Executive Officer and Chairman in different individuals or in the same individual if, in the Board’s judgment, a combined Chief Executive Officer and Chairman position is determined to be in the best interest of our Company. In the circumstance where the responsibilities of the Chief Executive Officer and Chairman are vested in the same individual or in other circumstances when deemed appropriate, the Board will designate a lead independent director from among the independent directors to preside at the meetings of the non-employee director executive sessions. The positions of Chief Executive Officer and Chairman have been separate since Steve L. Komar retired as our Chief Executive Officer in January 2017. Currently, Phil Garfinkle as the non-executive Chairman of the Board. Our Board retains the authority to modify this structure to best address our Company’s unique circumstances as and when appropriate.

Non-management members of the Board of Directors conduct at least two regularly scheduled meetings per year without members of management being present. Following an executive session of non-employee directors, the Presiding Independent Director may act as a liaison between the non-employee directors and the Chairman, provide the Chairman with input regarding agenda items for Board of Directors and Committee meetings, and coordinate with the Chairman regarding information to be provided to the non-employee directors in performing their duties.

The Board oversees the management of the risks inherent in the operation of the Company’s business. This is accomplished principally through the Audit Committee and the Corporate Governance and Nominating Committee. Additionally, the Compensation Committee is responsible for overseeing the assessment of risks associated with the Company’s compensation policies and programs. Each of these committees receives and discusses reports regularly with members of management who are responsible for applicable day-to-day risk management functions of the Company, and reports regularly to the Board. The Board’s, the Audit Committee’s and the Compensation Committee’s respective roles in our risk oversight process have not affected our Board leadership structure.

DIRECTOR COMPENSATION

In 2023, the Compensation Committee of the Board of Directors authorized a board member compensation study by, Ernst & Young LLP, an independent compensation consultancy, to evaluate whether the current annual retainer reflects market compensation for directors of similarly-sized organizations. In order to attract and retain qualified directors, the Compensation Committee of the Board of Directors recommended, and the full Board of Directors approved, an increased annual retainer per board member commencing following the annual stockholder meeting held in 2022 to include $30,000 in cash and $60,000 in restricted stock ($80,000 in restricted stock for Board Chairman) that vests at this annual meeting of stockholders.  In addition, the chairs of each committee receive additional cash retainers of $3,000 for Nominating and Corporate Governance, $5,000 for Compensation and $7,500 for Audit and each non-chair member of each committee also receives additional cash retainers ($2,000 for Nominating and Corporate Governance, $3,000 for Compensation and $4,000 for Audit).  For 2024, the annual board retainers will remain the same as in 2023 and the additional cash retainers for the chairs of each committee will be $8,750 for Nominating and Corporate Governance, $10,000 for Compensation and $12,500 for Audit and each non-chair member of each committee also receives additional cash retainers ($5,000 for Nominating and Corporate Governance, $5,000 for Compensation and $6,000 for Audit).

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The following table sets forth non-employee director compensation for the year ended December 31, 2023:

(1) Represents the meeting retainers and annual payments earned in 2023. Each director is paid in arrears in quarterly installments.

(2) Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 26, 2024.

(3) In connection with Mr. Rice’s resignation from the Board, his restricted stock value was paid out in cash.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Statements of Changes in Beneficial Ownership of Securities on Form 4 are generally required to be filed before the end of the second business day following the day on which the change in beneficial ownership occurred. Based on the Company's review of Forms 3 and 4 filed during 2023, all such Forms 3 and Forms 4 were filed on a timely basis, except a late Form 4 filed by Jason Holloway reporting the purchase of 1,000 shares in June 2023.

EXECUTIVE OFFICERS

The Company’s executive officers as of April 22, 2024 are as follows:

Name	Age	Position

Jin Kang	59	Chief Executive Officer, President and Director
Todd Dzyak	51	Executive Vice President, and Chief Operating Officer
Robert George	60	Executive Vice President, and Chief Financial Officer
Jason Holloway	56	Executive Vice President, and Chief Revenue Officer
Ian Sparling	58	Executive Vice President, and Chief Operating Officer, International

For information with respect to Jin Kang, please see the information about the members of our Board of Directors on the preceding pages. There are no family relationships among any of our executive officers or directors.

Todd Dzyak  has served as the Company’s Chief Operating Officer of WidePoint Corporation, since August 15, 2022.  Prior to his appointment as the Company’s Chief Operating Officer, Mr. Dzyak, age 51, has served as the President of the Company’s subsidiary, WidePoint Integrated Solutions Corp., a position held since 2017. Prior to such time, Mr. Dzyak served as Sr. Vice President, Telecom Expense Management Operations from 2007 to 2017. Mr. Dzyak has a Bachelor of Science in Psychology from Bowling Green State University.

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Robert J George has served as Executive Vice President and Chief Financial Officer since his appointment effective April 1, 2022, replacing Executive Vice President and Chief Financial Officer Kellie H Kim, who retired effective March 31, 2022. Mr. George brings more than 30 years of diverse business experiences to the Company ranging from entrepreneurial companies to publicly traded multinational corporations. Prior to his appointment, Mr. George served as CFO of Exovera LLC, a SOS International subsidiary. Mr. George has extensive tenure in strategic planning, financial forecasting and analysis, financial systems design and implementation, and building and managing successful organizations. Areas of expertise also include domestic and international taxation; US GAAP, SEC reporting, and Sarbanes-Oxley matters; and US Federal Government contracting matters (e.g., FAR and CAS requirements). Mr. George’s prior experience also includes executive roles at Exelis Incorporated, Computer Sciences Corporation, OAO Technology Solutions Inc., and AppNet Systems Inc. As a Corporate Development executive at these various companies, Mr. George led all aspects of the merger and acquisition process resulting in closing 32 transactions in all major geographies of the world totaling $3.4 billion in transaction value. Mr. George graduated from the University of Maryland at College Park with a Bachelor of Science in Accounting.

Jason Holloway has served as the Company’s Chief Revenue Officer since August 15, 2022.  Prior to his appointment Mr. Holloway served as the Chief Executive Officer and President of WidePoint’s wholly-owned subsidiary, WidePoint Cybersecurity Solutions Corporation, since July 10, 2017 and has served as the Company’s Executive Vice President and Chief Sales and Marketing Officer since May 2016. Mr. Holloway has been in the IT industry for more than 25 years, holding senior executive positions in multiple IT organizations, with a primary focus on business development, sales, and management to profitability. Mr. Holloway has industry vertical experience in Government, Technology, Finance, Transportation, Health Care, Entertainment, and Manufacturing. Mr. Holloway co-founded Nexcentri, an IT provider for the Credit Union industry, in 2001 and served as president and CEO until 2013. At Nexcentri, working with key vendor partners including Microsoft, First Data, and HP, he developed and implemented three successful financial services software products and was recognized as the first Credit Union service organization to successfully conduct business internationally. Prior to Nexcentri, he was president and CEO of Networked Knowledge Systems (NKS), a global Linux security managed service company where he increased annual revenue more than 800% in five years, servicing clients such as IBM and PwC, and making NKS an Open Source Managed Security industry leader. In addition, Mr. Holloway has held several key executive roles within technology start-up companies that were being positioned for an IPO.

Ian Sparling  has served as the Company’s Chief Operating Officer, International since August 15, 2022.  Prior to his appointment as the Company’s Chief Operating Officer, International and CEO of Soft-ex, Mr. Sparling served as the CEO of Soft-ex a position held since 2006 having previously held the position of CFO 2001 to 2005. Prior to such time. Mr. Sparling served as Group Financial Controller of Fitzwilton Plc from 1993 to 2001 and qualified as a chartered accountant with PWC in 2000. He is a Fellow of the Institute of Chartered Accountants, holds a with a keen interest in both Strategy and Leadership, Mr. Sparling is a guest lecturer for a number of MBA programs. Mr. Sparling has a Bachelor of Commerce degree along with a post graduate in finance, from University College Dublin. He also holds a Diploma in International Selling from the Technological University Dublin.

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PRINCIPAL STOCKHOLDERS

Security Ownership of Directors and Executive Officers

In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer, except as otherwise noted, and shares underlying stock options that are exercisable currently or within 60 days. The calculation of the percentage of outstanding shares is based on 9,559,995 shares outstanding as of April 22, 2024. The mailing address for each of our directors, director nominee and officers is c/o WidePoint Corporation - 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030.

The following tables set forth the number of shares of our common stock beneficially owned as of April 22, 2024 by each director, director nominee, executive officer and beneficial owner of more than 5% of the outstanding shares of the common stock:

(1)

Assumes in the case of each stockholder listed above that all options and/or restricted stock held by such stockholder that are exercisable currently or vesting within 60 days of April 22, 2024 were fully exercised or vested by such stockholder, without the exercise or vesting of any shares of restricted stock or options held by any other stockholders. Excludes unvested restricted stock and options not vesting within 60 days of April 22, 2024.

(2)	Excludes restricted stock totaling 166,660 shares, granted under the long-term incentive plan, that vest 83,330 on January 1, 2025 and 83,330 on January 1, 2026 subject to continued service.

(3)	Excludes restricted stock for Mr. George that vests 3,333 annually on January 1, 2025, subject to continued service.

(4)	Includes 81,500 shares held in trust for the benefit of Mr. Holloway.

(5)	The above figures exclude stock options granted on August 4, 2023 for 48,570 underlying shares, or 9,714 for each executive, that do not vest until August 3, 2026.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers, whom we refer to as our “NEOs,” during 2023 and describes our policies and decisions made with respect to the information contained in the following tables, related footnotes and narrative for 2023. The NEOs are identified below in the table titled “Summary Compensation Table.” In this compensation discussion and analysis, we also describe various actions regarding NEO compensation taken before or after 2023 when we believe it enhances the understanding of our executive compensation program.

Overview of Our Executive Compensation Philosophy and Design

We believe that a skilled, experienced and dedicated executive and senior management team is essential to the future performance of our Company and to building stockholder value. We have sought to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:

•	• to motivate our executive officers to achieve strong financial performance;

•	• to attract and retain executive officers who we believe have the experience, temperament, talents and convictions to contribute significantly to our future success; and

•	• to align the economic interests of our executive officers with the interests of our stockholders.

Setting Executive Compensation

Our compensation committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our NEOs, setting the compensation and other benefits of our NEOs, overseeing the Company’s response to the outcome of the advisory votes of stockholders on executive compensation, assessing the relative enterprise risk of our compensation program and administering our equity compensation plans. The Company’s compensation planning is done annually for cash based performance goals and in multi-year periods for equity based performance goal setting.

It is our Chief Executive Officer’s (CEO) responsibility to provide recommendations to the Compensation Committee for most compensation matters related to executive compensation. The recommendations are based on a general analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations and has the right to obtain independent compensation advice. Neither the Chief Executive Officer nor any other members of management is present during executive sessions of the Compensation Committee. The Chief Executive Officer is not present when decisions with respect to his compensation are made. Our Board of Directors appoints the members of our compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive compensation program. In 2023, the Compensation Committee of the Board of Directors authorized an executive compensation study by, Ernst & Young LLP, an independent compensation consultancy, to evaluate whether the current executive compensation program reflects market compensation for directors of similarly-sized organizations. The Consultant performed benchmarking analysis using the following publicly traded companies:

As a result of the benchmarking, the annual base salary for Jin Kang, our Chief Executive Officer, was adjusted from $350,000 to $375,000 effective April 1, 2024

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Elements of Executive Compensation

We believe the most effective compensation package for our NEOs is one designed to reward achievement of individual and corporate objectives, provide for short-term, medium-term and long-term financial and strategic goals and align the interest of management with those of the stockholders by providing incentives for improving stockholder value. Compensation for our NEOs consists of base salary and an annual bonus opportunity, a long-term equity incentive plan through multi-year vesting restricted stock units and performance shares that are earned upon the satisfaction of performance goals based upon (i) revenue; and (ii) Adjusted EBITDA as a percentage of revenue. Our annual bonus opportunity is intended to incentivize the achievement of goals that drive annual performance, while our long-term performance goals are intended to incentivize the achievement of goals that drive multi-year performance.

Base Salary. We pay our NEOs a base salary to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. During 2022, we entered into new employment agreements with Mr. Dzyak, Holloway and Sparling effective August 15, 2022 that increased their base salaries to $275,000 from $250,000, $265,000, and $220,000, respectively. Thereafter, each of our NEOs other than Ian Sparling voluntarily reduced their salaries by 10% from October 1, 2022 through December 31, 2022. The fiscal 2023 and projected fiscal 2024 salaries of our named executive officers and the percentage increases over their 2023 base salaries, if any, are as follows:

(1) Mr. Sparlings salary is denominated in Euros, which equates to $267,500 at the current exchange rate.

Annual Cash Based Bonus Opportunity. Our performance-based cash incentive compensation in recent years has included targets for achieving various levels of revenue, earnings, and other financial goals and metrics, along with individual performance assessments that has included goals in personal professional improvement, team building, and other individual personal growth goals. The amount of the annual discretionary cash based bonus award is based on individual performance assessments along with the financial performance of the Company.

In 2023, each of our NEO’s had a target bonus of 50% of their base salary with the opportunity to earn a bonus of up to 100% of their base annual salary if they achieved certain financial targets of revenue and earnings before interest, taxes, depreciation and amortization (EBITDA).  Each NEO earned a performance based bonus of $15,775.  We expect to pay the bonus half in cash and the other half in restricted stock that vests in one year after the date of grant, subject to continued service with us.

In 2024, each of our NEOs have a target bonus of 50% of their base salary (75% for Mr. Kang) with the opportunity to earn a bonus of up to 100% of their base annual salary (150% for Mr. Kang) if they achieve certain financial targets of revenue, Earnings (loss) per share, Free Cash Flow (defined as adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) less capital expenditures, as well as sustainability measures and other discretionary factors.

Equity Awards. The Company has historically used equity grants and awards linked to accelerated vesting goals to retain our executives and to reinforce the alignment of interest of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our Common Stock, which, in turn, is indirectly attributable to the performance of our executive officers.

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In late 2022, the Compensation Committee approved a Long-¬Term Incentive Plan (the “Plan”) designed to increase long-¬term stockholder value, align the Company’s plan with the objectives of key executives and to retain key executives in a competitive environment over a three year performance period. The Plan is a performance based plan over a term a three years (2023¬2025), with the performance goals being (i) to increase revenue; and (ii) to increase Adjusted EBITDA as a percentage of revenue. The Plan establishes a pool of 500,000 shares of the Company’s common stock to be awarded as performance share units and restricted share units to be allocated among the participants. The restricted share units vest annually over the three year period and the performance share units would vest, if earned, after the completion of the three year performance period. Upon a termination of a participating executive without cause (or by the executive for good reason), a pro rata portion of the shares awarded would be deemed earned. Upon a change of control occurring, the shares would be deemed earned (subject to time vesting). Our NEOs were each awarded 50,000 restricted stock  shares, vesting annually over three years, subject to continued service with us.

We believe the Plan reinforces the alignment of interests of our NEOs with those of our stockholders as they indirectly influence the performance of the Company’s common stock. We believe the compensation model described above for our NEOs motivates our NEOs to expand their expertise and expand the effectiveness of the Company’s staff allowing for greater organization efficiencies while improving Company performance, which drives short-term, medium-term, and long-term organizational improvement and ultimately value for the stockholders in the form of better financial and common stock performance.

Retirement and Other Benefits. We are strongly committed to encouraging all employees to save for retirement. To provide employees with the opportunity to save for retirement on a tax-deferred basis, we sponsor a defined contribution 401(k) savings plan. We also provide health, dental, vision, short term disability insurance and basic life insurance to our NEOs on the same basis offered to all of our employees.

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Summary Compensation Table

The following table summarizes the compensation earned by us during 2021, 2022 and 2023 for our NEOs:

(1) Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 26, 2024.

Stock Awards comprise of $183,600 related to the 2022 performance bonus to all the NEO’s. which were granted in 2023 and vested on March 31, 2024

(2) Mr. George also received an additional restricted stock award valued at $32,400 upon signing his employment agreement and a $25,000 cash signing bonus.

(3) In 2021, Mr. Kang and Mr. Holloway each earned a $79,000 performance-based bonus due to the Company achieving certain financial goals. One-half of the bonus amount was paid in cash and one-half in restricted stock that was awarded in April 2022 vesting one year from the date of issuance (amounting to 11,575 shares). Amount represents the grant date fair value of the award made in 2022 as a result of 2021 performance.

(4) Mr Kang was granted 20,000 shares of restricted stock on May 1, 2020 that vest 25% per year on January 1 of each year subsequent to grant.

(5) Mr. Kang, Dzyak, Holloway and Sparling were granted 10,000 shares of restricted common stock, subject to time vesting at January 1, 2024. Amounts represent the grant date fair value of the award made in 2021 as a result of 2020 performance.

(6) The NEO’s earned a bonus of 15,775 for the year 2023, which will be paid half in cash and half in restricted shares which will be paid and issued in May of 2024. The restricted shares will vest over a on year period, subject to continued service.

(7) Other compensation for Mr. Sparling consists of a car allowance of $17,600 and a contribution to a pension scheme o$16,500 which is customary in the European Union, and $2,300 toward country club fees. Amounts classified as other compensation for the other NEO’s relate to company matching contributions toward their 401(k) savings plans.

(8) Mr. Dzyak and Sparling became NEOs during 2022.

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Pay For Performance

The following table sets forth information about executive compensation, compensation paid and the Company’s performance.

(1),(3) For each year represented, Jin Kang was our principal executive officer (“PEO”). Non-PEO NEOs for 2023 and 2022 were Todd Dzyak, Robert George, Jason Holloway and Ian Sparling and for 2021 they were Kellie Kim and Jason Holloway.

(2) SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, Compensation Actually Paid is calculated as summary compensation table total compensation adjusted to include the fair market value of equity awards as of December 31, 2023 or, if earlier, the vesting date (rather than the grant date).

 The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table total with certain adjustments as described in the table below.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

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Analysis of the Information Presented in the Pay Versus Performance Table

We believe our compensation program reinforces the alignment of interests of our NEOs with those of our stockholders as they indirectly influence the performance of the Company’s common stock. We believe the compensation model described above for our NEOs motivates our NEOs to expand their expertise and expand the effectiveness of the Company’s staff allowing for greater organization efficiencies while improving Company performance, which drives short-term, medium-term, and long-term organizational improvement and ultimately value for the stockholders in the form of better financial and common stock performance.

Grant of Plan Based Awards For 2023

For the year ended December 31, 2023, NEO’s were granted equity awards as summarized below:

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Outstanding Equity Awards at December 31, 2023

The following table sets forth information on outstanding equity awards held by NEOs at December 31, 2023:

(1)	Options vest in full on August 4, 2026, subject to continued service.

(2)	Restricted shares vest as follows:

Name:	Vesting Terms:
Jin Kang	7,500 shares of restricted stock, valued at $16,875 vested January 2, 2024 and 97,143 shares of restricted stock, valued at $218,572, vested on March 31, 2024
Todd Dzyak	2,500 shares of restricted stock, valued at $5,625 vested January 2, 2024 and 97,143 shares of restricted stock, valued at $218,572, vested on March 31, 2024
Robert George	3,333 shares of restricted stock, valued at $7,493 vested January 2, 2024 and 97,143 shares of restricted stock, valued at $218,572, vested on March 31, 2024
Jason Holloway	2,500 shares of restricted stock, valued at $5,625 vested January 2, 2024 and 97,143 shares of restricted stock, valued at $218,572, vested on March 31, 2024
Ian Sparling	2,500 shares of restricted stock, valued at $5,625 vested January 2, 2024 and 97,143 shares of restricted stock, valued at $218,572, vested on March 31, 2024

(3)	Based on our closing stock price on the last business day of 2023.

Option Exercises and Stock Vested for Fiscal 2023

The following table sets forth information about the exercise of options by our NEOs and the vesting of their restricted stock awards in fiscal 2023.

(1)	The amounts in this column have been computed based on the closing price of our common stock on the vesting date.

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Employment Agreements and Compensation Arrangements;

Termination and Change in Control Provisions

The following describes the terms of employment agreements between the Company and the named executive officers included in the above Summary Compensation Table and sets forth information regarding potential payments upon termination of employment or a change in control of the Company.

Mr. Kang. On May 1, 2020, we entered into an employment agreement with Mr. Kang for a four year employment agreement, effective January 1, 2020, providing the following: (i) an annual base salary of $350,000; (ii) an annual target bonus opportunity equal to 50% of the base salary (with a maximum of 100% of base salary) based on the Company achieving performance goals determined by the Compensation Committee of the Board of Directors (payable one-half in cash and one-half in common stock of the Company); (iii) a restricted stock grant of 200,000 shares (pre-reverse stock split) of common stock effective January 1, 2021 vesting only if certain performance goals are met, (iv) participation in the Company’s employee benefit plans and (v) four (4) weeks of vacation. The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as defined in the employment agreement) or his voluntary resignation for a Good Reason (as defined in the employment agreement), Mr. Kang will receive severance compensation payable in a lump-sum of cash equal to twelve (12) months of base salary and a pro rata bonus amount. The employment agreement further provides that if within 90 days prior to or two years after a change in control of the Company there occurs any termination of Mr. Kang for any reason other than for Cause or a voluntary resignation without a Good Reason, then the Company will be required to pay to Mr. Kang a one-time severance payment equal twelve (12) months base salary and a pro rata bonus.

Mr. Holloway. On May 1, 2020, we entered into an employment agreement with Mr. Holloway. The employment agreement for Mr. Holloway is the same as Mr. Kang’s, except that it provides for: (i) an annual base salary of $275,000; (ii) a restricted stock grant of 100,000 shares (pre-reverse stock split) of common stock effective January 1, 2021 vesting only if certain performance goals are met

Mr. George. Effective April 1, 2022 we entered into an employment agreement with Mr. George with an initial term until December 31, 2024 providing the following: (i) an annual base salary of $275,000; (ii) an annual target bonus opportunity equal to 50% of the base salary (with a maximum of 100% of base salary) based on the Company achieving performance goals determined by the Compensation Committee of the Board of Directors (payable one-half in cash and one-half in common stock of the Company); (iii) a restricted stock grant of 10,000 shares vesting only if certain performance goals are met, (iv) participation in the Company’s employee benefit plans and (v) four (4) weeks of vacation. (vi) the employment agreement also provides for a cash payment of $25,000 after six months of employment.

The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as defined in the employment agreement) or his voluntary resignation for a Good Reason (as defined in the employment agreement). If Mr. George is terminated without Cause or for Good Reason prior to the first anniversary of the employment agreement, he will receive severance compensation payable in a lump-sum of cash equal to six (6) months of base salary and a pro rata bonus amount. If Mr. George is terminated without Cause or for Good Reason after the first anniversary of the employment agreement, he will receive severance compensation payable in lump-sum of cash equal to twelve (12) months of base salary and a pro rata bonus amount. Any severance payments are conditioned the execution of a general release in favor of the Company.

Mr. Dzyak. The Company has an employment agreement with Mr. Dzyak with an initial term until December 31, 2023 providing the following: (i) an annual base salary of $275,000; (ii) an annual target bonus opportunity equal to 50% of the base salary (with a maximum of 100% of base salary) based on the Company achieving performance goals determined by the Compensation Committee of the Board of Directors (payable one-half in cash and one-half in common stock of the Company); (iii) participation in the Company’s employee benefit plans and (iv) four (4) weeks of vacation. The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as described in the employment agreement) or his voluntary resignation for a Good Reason (as described in the employment agreement). If Mr. Dzyak is terminated without Cause or for Good Reason prior to the first anniversary of the employment agreement, he will receive severance compensation payable in a lump-sum of cash equal to six (6) months of base salary and a pro rata bonus amount. If Mr. Dzyak is terminated without Cause or for Good Reason after the first anniversary of the employment agreement, he will receive severance compensation payable in a lump-sum of cash equal to twelve (12) months of base salary and a pro rata bonus amount. Any severance payments are conditioned the execution of a general release in favor of the Company.

Mr. Sparling. The Company has an employment agreement with Mr. Sparling for a current term ending December 31, 2023. Under the employment agreement, Mr. Sparling shall be eligible to receive bonus compensation of up to 100% of his annual salary (currently €250,000). Mr. Sparling will also receive an annual automobile allowance in the amount €16,500 and we will contribute up to €15,000 to his pension scheme. The employment period will continue unless terminated earlier by (i) Mr. Sparling upon not less than 3 months’ advance written notice or us upon not less than 9 months’ advance written notice, (ii) us or Mr. Sparling with Good Reason (as defined therein), immediately, provided that the remuneration to which Mr. Sparling is entitled under the Employment Agreement shall continue for a period of 9 months following such termination (which shall be increased to 12 months if within a specified period of a change in control), or (iii) us upon the occurrence of certain events or actions by Mr. Sparling, including Mr. Sparling being declared bankrupt or being found guilty of fraud, serious misconduct or willful neglect to carry out his duties under the employment agreement.

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Compensation Committee Interlocks and Insider Participation

During the last fiscal year, no member of the Compensation Committee had a relationship with us that required disclosure under Item 404 of Regulation S-K. During the past fiscal year, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board of Directors or our Compensation Committee. None of the members of our Compensation Committee is an officer or employee of our Company, nor have they ever been an officer or employee of our Company.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” contained herein with management. Based on our Compensation Committee’s review and discussions with management, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included herein.

Julia Bowen

John Fitzgerald

Phil Garfinkle

CERTAIN RELATED PERSON TRANSACTIONS

A related person transaction is a consummated or currently proposed transaction in which the Company has been, is or will be a participant and the amount involved exceeds $120,000, and in which a related person (i.e., any director or executive officer or nominee for director, or any member of the immediate family of such person) has or will have a direct or indirect material interest.

The Company was not a participant in any related person transactions in the past two fiscal years and no such transactions are currently proposed.

Under the Company’s corporate governance principles (the “Corporate Governance Principles”), a majority of the Company’s Board will consist of independent directors. An “independent” director is a director who meets the NYSE American definition of independence and other applicable independence standards under SEC guidelines, as determined by the Board. The Company’s Corporate Governance and Nominating Committee conduct an annual review of the independence of the members of the Board and its Committees and report its findings to the full Board of Directors. Based on the report and recommendation of the Corporate and Nominating Governance Committee, the Board has determined that each of the Company’s non-employee directors (and the director nominee) satisfies the independence criteria set forth in the applicable NYSE American listing standards and SEC rules. Each standing Board Committee consists entirely of independent, non-employee directors.

Non-management members of the Board of Directors conduct regular meetings without members of management being present.

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PROPOSAL II – INDEPENDENT ACCOUNTANTS

The Audit Committee is recommending that stockholders ratify its appointment of Moss Adams LLP as independent accountants for WidePoint to audit its consolidated financial statements for the fiscal year ending December 31, 2024, to perform audit-related services, including review of our quarterly interim financial information, periodic reports and registration statements filed with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. The stockholder vote is not binding on the Audit Committee. If the appointment of Moss Adams LLP is not ratified by stockholders, the Audit Committee will evaluate the basis for the stockholders' vote when determining whether to continue the firm's engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Moss Adams LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

A resolution will be presented at the Annual Meeting to ratify the appointment of Moss Adams LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2024. A representative of Moss Adams LLP will be available either via phone or in person at the Annual Meeting to answer appropriate questions concerning the Company’s financial statements and to make a statement if desired.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE COMPANY’S AUDITORS.

AUDIT COMMITTEE REPORT

The Audit Committee has: (a) reviewed and discussed the audited financial statements with the management of the Company; (b) discussed with the Company’s independent auditors, Moss Adams LLP, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 and the American Institute of Certificated Public Accountants’ Statement on Auditing Standards No. 114; (c) received from the Company’s independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with the Company’s independent auditors their independence; and (d) based on the review and discussions referred to in clauses (a), (b) and (c) above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2023.

The foregoing report is submitted by the members of the Audit Committee:

John Fitzgerald

Philip Garfinkle

Julia A. Bowen

J. Bernard Rice

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table sets forth fees paid to our principal accountants in connection with audit and audit-related, tax and other non-audit fees for the years ended December 31:

(1)

Audit and quarterly review fees for the annual audit and review of financial statements included in the Company’s quarterly filings. Excludes a flat expense charge, calculated as five percent (5%) of fees for administrative expense or reimbursable expenses, such as travel expense.

(2)	Audit related fees in 2022 include consent for S-3 and ATM comfort letter procedures.

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Audit Committee Policies and Procedures For Pre-Approval of Independent Auditor Services

The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit as well as permissible non-audit services for the Company.

For audit services and audit-related fees, the independent auditor will provide the Committee with an engagement letter during the March-May quarter of each year outlining the scope of the audit services proposed to be performed in connection with the audit of the current fiscal year. If agreed to by the Committee, the engagement letter will be formally accepted by the Committee at an Audit Committee meeting held as soon as practicable following receipt of the engagement letter. The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services and other fees, Company management may submit to the Committee for approval (during May through September of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. The list of services must be detailed as to the particular service and may not call for broad categorical approvals. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Committee will consider for approval both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to its Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report any action taken pursuant to this delegation to the Committee at its next meeting.

All audit and non-audit services provided to the Company are required to be pre-approved by the Committee. The Chief Financial Officer of the Company will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

OTHER INFORMATION

We maintain an internet website at http://www.widepoint.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendment to those reports, are available free of charge on our website immediately after they are filed with or furnished to the Securities and Exchange Commission. WidePoint’s Code of Business Conduct, Corporate Governance Principles and Charters of the Committees of the Board of Directors are also available free of charge on our website or by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary. WidePoint’s Code of Business Conduct applies to all directors, officers (including the Chief Executive Officer and Chief Financial Officer) and employees. Amendments to or waivers of the Code of Conduct granted to any of the Company’s directors or executive officers will be published on our website within four business days of such amendment or waiver.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2025 Annual Meeting must be received by the Secretary of the Company, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, no later than December 30, 2024 in order for them to be considered for inclusion in the 2025 Proxy Statement. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Based on our anticipated meeting date, a stockholder desiring to submit a proposal to be voted on at next year’s Annual Meeting of Stockholders, but not desiring to have such proposal included in next year’s proxy statement relating to that meeting, should submit such proposal to the Company no later than December 30, 2024. Failure to comply with that advance notice requirement will result in the proposal not being placed on the agenda at the meeting.

OTHER MATTERS

Management is not aware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy will vote said Proxy in accordance with their discretion.

21

WIDEPOINT CORPORATION
11250 WAPLES MILL ROAD
SOUTH TOWER, SUITE 210
FAIRFAX, VA 22030
ATTEN: JIN KANG

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 13, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WYY2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 13, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V50804-P12588 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

WIDEPOINT CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) John Fitzgerald

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To ratify the selection of Moss Adams LLP as the Company's independent accountants.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V50805-P12588

WIDEPOINT CORPORATION
Annual Meeting of Stockholders
June 14, 2024 at 10:00 AM, EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jin Kang and Jason Holloway, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WIDEPOINT CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 14, 2024, and any adjournment or postponement thereof. We will have a virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Annual Meeting online, vote the shares electronically and submit your questions prior to and during the meeting by visiting www.virtualshareholdermeeting.com/WYY2024. There is no physical location for the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of each director nominee and FOR Proposal 2.

Continued and to be signed on reverse side